                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2001



                            APOGENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


               Wisconsin                                1-11091                              22-2849508
---------------------------------------  -------------------------------------  -------------------------------------
    (State or other jurisdiction of            (Commission File Number)             (IRS Employer Identification
            incorporation)                                                                       No.)


         48 Congress Street
     Portsmouth, New Hampshire                                                                  03801
-----------------------------------------                                       -------------------------------------
(Address of principal executive offices)                                                      (Zip Code)



Registrant's telephone number, including area code:  603.433.6131
                                                     ------------

Item 5.  Other Events

         On October 4, 2001, Apogent Technologies Inc. announced the pricing of a private placement of senior convertible contingent debt securities (CODES(TM)) pursuant to the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                Exhibit
   99.1                    Press Release, dated October 4, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 4, 2001            APOGENT TECHNOLOGIES, INC.

                                  By:   /s/ Jeffrey C. Leathe
                                        ---------------------------------
                                            Jeffrey C. Leathe
                                            Executive Vice President - Finance,
                                            Chief Financial Officer & Treasurer

                           APOGENT TECHNOLOGIES, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                              DATED OCTOBER 4, 2001




                                                                  INCORPORATED
                                                                    HEREIN BY
        EXHIBIT NUMBER                  DESCRIPTION                REFERENCE TO                 FILED HEREWITH
------------------------------  ---------------------------  ---------------------------  ---------------------------
             99.1               Press Release dated                                                    X
                                October 4, 2001
